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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------
                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                     SECURITIES PURSUANT TO SECTION 12(b) OR
                   (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                         ALL COMMUNICATIONS CORPORATION

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             (Exact name of registrant as specified in its charter)


New Jersey                                                                              22-3124655

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         (State of incorporation or organization)                                          (IRS
                                                                                          Employee
                                                                                      Identification #)

1450 Route 22 West, Mountainside, New Jersey                                               07092
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(Address of principal executive offices)                                                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


                   Title of each class                                  Name of each exchange on which
                   to be so registered                                  each class is to be registered

         NONE                                                               NONE

If this Form relates to the registration of a class of debt securities and is to become effective upon filing pursuant to General Instruction A.(c)(1), check the following box: [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), check the following box: [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value per share

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                                (Title of Class)

Redeemable Class A Common Stock Purchase Warrants

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                                (Title of Class)





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Item 1.           Description of Registrant's Securities to be Registered.

         A description of the Registrant's securities to be registered is incorporated herein by reference to the section entitled "Description of Securities" in the Preliminary Prospectus forming a part of Amendment No. 1 to the Registrant's Registration Statement on Form SB-2, File No. 333-21069, filed with the Securities and Exchange Commission on March 25, 1997. See Exhibit A.

Item 2.           Exhibits.


Exhibit
Number            Description of Document

A                 The "Description of Securities" section of the Preliminary Prospectus forming a part of Amendment No. 1 to the Registrant's Registration Statement on Form SB-2, File
                  No. 333-21069, is incorporated herein by reference as referred to in Item 1.

1.1               Form of Common Stock Certificate (filed as Exhibit 4.2 to the Registration
                  Statement on Form SB-2, File No. 333-21069, and hereby incorporated herein by reference).

1.2               Redeemable Class A Warrant Certificate (filed as Exhibit 4.3 to the Registration
                  Statement on Form SB-2, File No. 333-21069, and hereby incorporated herein by reference).

2.1               Certificate of Incorporation , as amended (filed as Exhibit 3.1 to Amendment No. 1 to the Registration Statement of the Registrant on Form SB-2, File No. 333-21069,
                  and hereby incorporated herein by reference).

2.2               By-Laws, as amended (filed as Exhibit 3.2 to Amendment No. 1 to the Registration
                  Statement of the Registrant on Form SB-2, File No. 333-21069, and hereby incorporated herein by reference).

2.3               Form of Warrant Agreement governing the Redeemable Class A Warrants (filed as
                  Exhibit 4.1 to Amendment No. 1 to the Registration Statement of the Registrant on
                  Form SB-2, File No. 333-21069, and hereby incorporated herein by reference).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  ALL COMMUNICATIONS CORPORATION

                                                      Registrant

                                                     By: /s/ Richard Reiss
                                                        ------------------------
                                                        Richard Reiss, President

DATE:  March 25, 1997


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